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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                 ____________________



                                       FORM 8-K



                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of Earliest Event Reported)              APRIL 24, 1996
                                                          ---------------------



                                    TELEDYNE, INC.
                (Exact name of registrant as specified in its charter)
- -------------------------------------------------------------------------------



          Delaware                   1-5212                  95-2282626
- ---------------------------   --------------------   --------------------------
(State or other jurisdictin   (Commission File No.)  (I.R.S. Employer
   of incorporation)                                    Identification No.)



                                2049 Century Park East
                         Los Angeles, California  90067-3101
- -------------------------------------------------------------------------------
                (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:             (310) 277-3311
                                                               ----------------

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Item 5.  OTHER EVENTS.

    On April 24, 1996, Teledyne, Inc. (the "Corporation") amended its By-laws to increase the number of the Corporation's authorized directors to 9. The Corporation's By-laws, including the amendment, are attached hereto as Exhibit 1 and incorporated herein by reference.

    On April 25, 1996, the Corporation issued a press release announcing that William G. Ouchi had been named to the Corporation's Board of Directors. A copy of the press release is attached hereto as Exhibit 2 and incorporated herein by reference.

Item 7.  EXHIBITS.

     1. The Corporation's By-laws, as amended and restated by the Board of Directors of the Corporation on April 24, 1996.

     2.  Press Release issued by the Corporation on April 25, 1996.

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                                      SIGNATURE



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TELEDYNE, INC.



                                  By:  /s/ Judith R. Nelson
                                       --------------------------
                                       Judith R. Nelson



Date:  April 29, 1996

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                                    EXHIBIT INDEX


Exhibit        Description                                Page
- -------        -----------                                ----

      1        The Corporation's By-laws, as amended
               and restated by the Board of Directors
               of the Corporation on April 24, 1996.
      2        Press Release issued by the Corporation
               on April 25, 1996.